                                                      CAPSTONE NIKKO JAPAN FUND
--------------------------------------------------------------------------------



                             JAPANESE MARKET OUTLOOK

                                 GENERAL ECONOMY

The Japanese Gross Domestic Product ("GDP") is estimated to have increased by 2.7% in real terms for fiscal year ("FY") 1996. Major driving forces for the expansion were private consumption for durable goods and capital investment of export-oriented companies backed by the depreciation of the yen. For FY 1997, we expect real GDP to grow by 1.4%. We think that this depreciation of growth is rather temporary, because it is mainly attributed to the tax increase implemented from April 1997. After the effect is absorbed, we expect that the economy will continue on a moderate expansion because capital investment is in a cyclical recovery phase and exports will increase as the yen will stay at the relatively low level compared to last year. Bank of Japan will maintain the super-low interest rate for the first half of FY 1997, although its stance will gradually change in the second half of the fiscal year. Regarding corporate earnings, the recurring profit of all industries increased by 12% in FY 1996 and the profit is expected to increase by 9% in FY 1997, which is the four-year consecutive profit growth. We forecast that the low-yen merit, companies' streamlining efforts and telecommunication-related demand will support the profit growth for this fiscal year.

                                  STOCK MARKET

The Japanese stock market experienced a sharp decline from December 1996 to January 1997. Excessive pessimism regarding financial institutions' bad loan problem and the slowdown of the economy due to the consumption tax rate hike were the main reasons for the decline. In such a bearish mood, so-called "two-tier" market progressed, where only a small number of export- oriented blue-chips gained ground. However, after April 1997, the market has been steadily rebounding because the Japanese government has announced concrete measures for the bad loan problem and the slowdown of the economy had already been discounted in the market. As the market turned bullish, excessive bias on blue-chips is being moderated. From a supply-demand side, domestic pension funds are steadily increasing their investment in the stock market after the deregulation, which has become the major driving force of the market. For the June-September period, we expect that the Nikkei Stock Average will advance to the 21000 level due to purchases by pension funds and foreign investors. For the second half of FY 1997 (September-March 1998), we expect the Nikkei Average to advance to the 22000 yen level, backed by corporate earnings growth that results from the rebound of consumption and capital investment.

                                   PERFORMANCE

During the six-month period ended April 1997, adjusting for the dividend paid in January, the Fund was down by 16.42% while TOPIX* declined by 17.4% in US dollar terms. TOPIX has posted a decline of 7.1% in Japanese yen terms, which was accelerated by the depreciation of the Japanese yen against the US dollar.

According to the performance attribution analysis by the BARRA/Nikko Model, positive exposure to "Value/Price" (stress on fundamentally undervalued issues), an underweighting on the "City Banks" sector and "Specific Asset Selection" were the best contributing factors for the Fund's outperformance over TOPIX. In other words, picking up the fundamentally healthy stocks in the risk-sensitive market contributed to the performance.



/s/YOICHI KUWATA
-------------------------------
Yoichi Kuwata
Portfolio Manager

__________
* TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded on the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do not reflect the deduction of any fees or expenses.


  THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR
                            CAPSTONE NIKKO JAPAN FUND

                                                      CAPSTONE NIKKO JAPAN FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                               Market
                                               Value     Percentage of
COMMON STOCKS - 93.20%               Shares  (Note 1-A)    Net Assets
----------------------               ------  ----------  -------------
AUTO PARTS (1.49%)
NGK Spark Plug Company .........      4,000   $ 40,032      1.49%


AUTO/VIDEO EQUIPMENT (4.19%)
Sony Corp. .....................      1,000     72,813      2.71
Victor Corp. ...................      4,000     39,716      1.48
                                              --------      ----
                                               112,529      4.19


BANKING (2.38%)
Industrial Bank of Japan .......      2,000     21,277      0.79
Mitsubishi Trust Bank ..........      4,000     42,868      1.59
                                              --------      ----
                                                64,145      2.38


CHEMICALS (4.58%)
Daicel Chemical Industries .....     10,000     37,667      1.40
Dainippon Ink ..................     12,000     44,917      1.67
Konica Corporation .............      7,000     40,544      1.51
                                              --------      ----
                                               123,128      4.58


COMMUNICATIONS EQUIPMENT (7.70%)
Fujitsu , Ltd. .................      4,000     41,608      1.55
Kokusai Corporation ............      3,000     44,444      1.65
Matsushita Electric Works ......      3,000     47,991      1.78
NEC Corporation ................      6,000     73,286      2.72
                                              --------      ----
                                               207,329      7.70


CONSUMER ELECTRONICS (2.17%)
Alps Electric Co., Ltd .........      5,000     58,314      2.17


FOOD & BEVERAGE (5.78%)
Asahi Chemical .................      8,000     46,651      1.73
Kandenko Co.,Ltd ...............        300      2,329      0.09
Kuraray Co., Ltd. ..............      4,000     35,303      1.31
Sapporo Breweries ..............      6,000     42,033      1.56
Taisei Corp. ...................      8,000     29,314      1.09
                                              --------      ----
                                               155,630      5.78


INDUSTRIAL MACHINERY (6.70%)
Makita Corp. ...................      3,000     41,135      1.53
Matsushita Refrigeration .......      5,000     26,084      0.97
Sumitomo Heavy Industries ......     12,000     37,920      1.41
Tadano .........................      6,000     41,371      1.54
Toshiba Corp. ..................      6,000     33,664      1.25
                                              --------      ----
                                               180,174      6.70


IRON/STEEL (2.01%)
NKK Corp .......................     25,000     53,980      2.01

                                                      CAPSTONE NIKKO JAPAN FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                          Market
                                                          Value    Percentage of
                                               Shares   (Note 1-A)   Net Assets
                                               ------   ---------- -------------
MASS-SALES STORES & FOOD SERVICES (2.57%)
Life Corporation .........................      6,000     $ 39,716       1.48%
PARCO ....................................      4,000       29,283       1.09
                                                          --------      -----
                                                            68,999       2.57


METAL - DIVERSIFIED (1.39%)
Mitsubishi Materials .....................     10,000       37,352       1.39


MISCELLANEOUS ELECTRICAL PRODUCTS (15.54%)
Anritsu Corporation ......................      5,000       58,708       2.18
Fanuc, Ltd. ..............................      1,500       51,182       1.90
Ishikawajima-Hirima Hvy. Ind .............     15,000       55,910       2.08
Matsushita Electric Works ................      5,000       50,827       1.89
Mitsubishi Heavy Ind .....................     11,000       72,640       2.70
Nippon Chemi-Con Corporation .............      6,000       28,747       1.07
Nitto Denko Corporation ..................      4,000       57,998       2.16
Yokogawa Electric ........................      6,000       42,033       1.56
                                                          --------      -----
                                                           418,045      15.54


MISCELLANEOUS FINANCING (3.07%)
Nomura Securities Co., Ltd. ..............      3,000       33,570       1.25
Tokio Marine & Fire ......................      5,000       48,857       1.82
                                                          --------      -----
                                                            82,427       3.07


MOTOR VEHICLES (5.81%)
Fuji Heavy Industries ....................     14,000       69,835       2.60
Mitsubishi Motor Corp. ...................      7,000       48,542       1.80
Shinmaywa Ind ............................      6,000       37,872       1.41
                                                          --------      -----
                                                           156,249       5.81


PETROLEUM PRODUCTS (1.40%)
Nippon Oil Co., Ltd. .....................      8,000       37,699       1.40


PHARMACEUTICALS (4.70%)
Takeda Chemicals Inc. ....................      2,000       46,178       1.72
Tanabe Seiyaku Co., Ltd. .................      5,000       37,510       1.39
Yamanouchi Pharmaceuticals ...............      2,000       42,711       1.59
                                                          --------      -----
                                                           126,399       4.70


PHOTO EQUIPMENT (2.84%)
Fuji Photo Film ..........................      2,000       76,438       2.84


PRECISION MACHINERY (3.34%)
NIFCO ....................................      4,400       42,301       1.57
Shimadzu Corp. ...........................     10,000       47,675       1.77
                                                          --------      -----
                                                            89,976       3.34

                                                      CAPSTONE NIKKO JAPAN FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Market
                                                           Value   Percentage of
                                              Shares    (Note 1-A)  Net Assets
                                              ------    ---------- ------------
REAL ESTATE (3.67%)
Sumitomo Realty Development .............      8,000   $   56,801       2.11%
Tokyo Corp. .............................      8,000       41,986       1.56
                                                       ----------     ------
                                                           98,787       3.67


RETAIL STORES & FOOD SERVICES (5.33%)
Best Denki ..............................      4,000       35,934       1.34
Royal Co., Ltd. .........................      4,000       71,552       2.66
Seiyo Food Systems, Incorporated ........      5,000       35,855       1.33
                                                       ----------     ------
                                                          143,341       5.33


SERVICES (1.53%)
Intec ...................................      4,000       41,292       1.53


WIRE & CABLES (5.01%)
Furukawa Electric .......................     14,000       67,187       2.49
Sumitomo Electric Inc. ..................      5,000       67,770       2.52
                                                       ----------     ------
                                                          134,957       5.01



     TOTAL INVESTMENTS  (Cost $2,759,785)               2,507,222      93.20
     OTHER ASSETS, LESS LIABILITIES .....                 183,057       6.80
                                                       ----------     ------
     NET ASSETS .........................              $2,690,279     100.00%
                                                       ==========     ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NIKKO JAPAN FUND


STATEMENT OF ASSETS AND LIABILITIES APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
         Investments in securities at market (identified cost $2,759,785)(Note 1-A) ......................   $ 2,507,222
         Cash ............................................................................................       206,085
         Foreign currency holdings - Yen account, at market (Note 1-B) ...................................         5,205
         Receivables:
              Dividends...........................................................................$  9,810
              Trust shares sold...................................................................  73,304        83,114
                                                                                                  --------
         Due from affiliates .............................................................................         1,191
                                                                                                             -----------
                  Total Assets ...........................................................................     2,802,817
                                                                                                             -----------

LIABILITIES:

         Payable for Trust shares redeemed ...............................................................        80,961
         Accrued expenses ................................................................................        31,577
                                                                                                             -----------
                  Total Liabilities ......................................................................       112,538
                                                                                                             -----------

NET ASSETS: ..............................................................................................   $ 2,690,279
                                                                                                             ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
           ($2,690,279/475,758 shares of beneficial interest outstanding) ..............................     $      5.65
                                                                                                             ===========

SOURCE OF NET ASSETS:

         Paid in capital .................................................................................   $ 6,220,526
         Undistributed deficit in net investment income ..................................................       (38,370)
         Accumulated net realized loss on investments and currency transactions ..........................    (3,235,703)
         Net unrealized depreciation on investments and foreign currencies ...............................      (256,174)
                                                                                                             -----------
                                                                                                             $ 2,690,279
                                                                                                             ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NIKKO JAPAN FUND


STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
         Income:
              Dividends (net of foreign taxes withheld of $1,885) .........................................   $  10,684
                                                                                                              ---------

         Expenses:
              Advisory fees (Note 2) .........................................................   $   5,200
              Administration services (Note 2) ...............................................      14,600
              Transfer agent fees ............................................................      22,236
              Professional fees ..............................................................       8,633
              Filing and registration fees ...................................................       4,227
              Custodian fees .................................................................       6,615
              Miscellaneous ..................................................................       1,693
              Distribution fees (Note 2) .....................................................       3,277
              Trustees' fees and expenses ....................................................       2,557
                                                                                                 ---------
                  Total Expenses ..........................................................................      69,038
              Less reimbursements from:
                  Adviser (Note 2) ...........................................................       5,200
                  Administrator (Note 2) .....................................................       2,600        7,800
                                                                                                 ---------    ---------
                    Net Expenses ..........................................................................      61,238
                                                                                                              ---------
              Net Investment Loss .........................................................................     (50,554)
                                                                                                              ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:  (Note 4)

Net realized loss from security transactions .................................................    (313,436)
Realized gain on foreign currency transactions ...............................................      12,184
                                                                                                 ---------
         Net realized loss ................................................................................    (301,252)
Net change in unrealized depreciation of investments, forward currency contracts and foreign currencies ...    (120,542)
                                                                                                              ---------
         Net realized and unrealized loss on investments, forward currency contracts and foreign currencies    (421,794)
                                                                                                              ---------
              Net decrease in net assets resulting from operations ........................................   $(472,348)
                                                                                                              =========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                      CAPSTONE NIKKO JAPAN FUND


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Six Months Ended
                                                                         April 30,  1997  Fiscal Year Ended
                                                                           (Unaudited)    October 31, 1996
                                                                        ----------------  -----------------

OPERATIONS:
Net investment loss .....................................................   $   (50,554)   $   (85,184)
Net realized gain (loss) on investments and foreign currency transactions      (301,252)       101,948
Net change in unrealized depreciation of investments, forward
  currency contracts, and foreign currencies ............................      (120,542)       (29,017)
                                                                            -----------    -----------
     Net decrease in net assets resulting from operations ...............      (472,348)       (12,253)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...................................................             0        (24,587)


TRUST SHARE TRANSACTIONS:
Increase in net assets resulting from Trust share
  transactions (Note 3) .................................................       187,781        103,784
                                                                            -----------    -----------
     Net increase (decrease)  in net assets .............................      (284,567)        66,944


NET ASSETS:
Beginning of period .....................................................     2,974,846      2,907,902
                                                                            -----------    -----------
End of period (including net investment deficit of $38,370 and
    $0 respectively) ....................................................   $ 2,690,279    $ 2,974,846
                                                                            ===========    ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capstone Nikko Japan Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek an average annual total return from a portfolio of shares in Japanese companies which exceeds the average annual total return of the First Section of the Tokyo Stock Exchange as measured by the Tokyo Stock Price Index. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A) SECURITY VALUATION - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price on the valuation date or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security or contract. All other equity securities not so traded are valued at the last current bid quotation on the valuation date. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the trustees.

                                                      CAPSTONE NIKKO JAPAN FUND

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized and unrealized gain (loss) from foreign currency transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from sales of foreign currency, and gains and losses between the ex and payment dates on dividends and foreign withholding taxes.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined based on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Interest income and expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision for Federal income taxes has been made since it is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains in excess of any capital loss carryovers to its shareholders. At April 30, 1997 the Fund had capital loss carryovers of $2,908,068, of which $1,413,422 expires in 1999 and $1,494,646 expires in 2000. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends received. There is currently no Japanese tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

NOTE 2 - INVESTMENT ADVISORY FEES, AND OTHER TRANSACTIONS WITH AFFILIATES

     The Investment Adviser, Nikko Capital Management (USA), Inc., is paid a fee, calculated daily and paid quarterly, equal to an annual rate of 0.40% of the average net assets of the Fund. The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid quarterly, equal to an annual rate of 0.20% of the Fund's average daily net assets. The Administrator is also paid a monthly fee of $2,000 representing the cost of certain accounting and bookkeeping services. This fee, which amounted to $12,000 for the six months ended April 30, 1997, is not subject to the expense limitation discussed below.

     The Adviser and Administrator have agreed to reduce their fees if the ordinary business expenses of the Fund exceed any expense limitation applicable to the Fund pursuant to the laws or regulations of any state. Such reimbursement shall be shared by the Adviser and the Administrator ratably in proportion to the fees received by them from the Fund, except that reimbursement shall not exceed the amount paid to the Adviser and Administrator, respectively. The most restrictive limitation presently applicable to the Fund is equal to the sum of 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of the Fund's average net assets and 1.5% of the Fund's average net assets in excess of $100 million. For the six months ended April 30, 1997, the Adviser and the Administrator reimbursed the Fund $5,200 and $2,600, respectively.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor and Underwriter to the Fund. Effective August 21, 1995, the 4.75% front end sales load applicable to sales for Fund shares was eliminated. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of the Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses,

                                                      CAPSTONE NIKKO JAPAN FUND

advertising literature and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1997, the Fund paid $3,277 in 12b-1 fees, of which approximately 12% was paid to Service Organizations other than CAPCO.


     Certain officers and trustees of the Trust and the Fund, who are also officers and directors of the Adviser, the Administrator, CAPCO or CFS, received no compensation from the Trust. During the six months ended April 30, 1997, trustees of the Trust who are not "interested persons" received trustees' fees of $1,250.


NOTE 3 -TRUST SHARES

     Transactions in Trust shares were as follows:

                                                      For the Six Months Ended
                                                           April 30, 1997               Fiscal Year Ended
                                                            (Unaudited)                 October 31, 1996
                                                      ------------------------      ------------------------
                                                       Shares         Amount          Shares       Amount
                                                       ------         ------          ------       ------

Shares sold ....................................       126,803    $   718,883        199,045    $ 1,474,183
Shares issued to shareholders in reinvestment of
  dividends ....................................             0              0          3,133         22,966
                                                       -------    -----------        -------    -----------
                                                       126,803        718,883        202,178      1,497,149
Shares redeemed ................................       (91,404)      (531,102)      (191,828)    (1,393,365)
                                                       -------    -----------        -------    -----------
     Net increase ..............................        35,399    $   187,781         10,350    $   103,784
                                                       =======    ===========        =======    ===========

NOTE 4 - SECURITIES TRANSACTIONS

     Purchases and sales of securities, other than U.S. Government obligations, aggregated $674,410 and $630,720 respectively for the six months ended April 30, 1997. At April 30, 1997, the cost of investments for Federal income tax purposes was $2,759,785. Accumulated net unrealized depreciation on investments was $252,563 consisting of $172,688 gross unrealized appreciation and $425,251 gross unrealized depreciation.

                                                      CAPSTONE NIKKO JAPAN FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                             Six Months Ended
                                                              April 30, 1997               Year Ended October 31,
                                                             ----------------   ----------------------------------------
                                                               (Unaudited)       1996      1995    1994    1993    1992
                                                               -----------       ----      ----    ----    ----    ----
PER SHARE DATA

Net asset value at beginning of period ........................   $ 6.76        $ 6.76    $ 8.03  $ 6.99  $ 4.89  $ 7.46

Income from investment operations:
    Net investment loss .......................................     (.08)         (.19)     (.21)   (.21)   (.20)   (.23)
    Net realized and unrealized gain (loss) on
        investments ...........................................    (1.03)          .25     (1.06)   1.25    2.30   (2.34)
                                                                  ------        ------    ------  ------  ------  ------
    Total from investment operations ..........................    (1.11)          .06     (1.27)   1.04    2.10   (2.57)

Less dividends from:
    Net investment income .....................................      .00           .06       .00     .00     .00     .00
                                                                  ------        ------    ------  ------  ------  ------
Net asset value at end of period ..............................   $ 5.65        $ 6.76    $ 6.76  $ 8.03  $ 6.99  $ 4.89
                                                                  ======        ======    ======  ======  ======  ======

TOTAL RETURN(1) ..............................................    (16.42)%         .75%   (15.82)% 14.88%  42.74% (34.45)%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands) ....................   $2,690        $2,975    $2,908  $3,484  $3,096  $2,130

Ratios to average net assets:
    Expenses...................................................     4.71%(3)      3.30%     3.61%   3.25%   4.26%   4.38%
    Net investment loss........................................    (3.89)%(3)    (2.59)%   (2.93)% (2.62)% (3.54)% (3.42)%

Ratio to average net assets, prior to reimbursement of
   expenses:
    Expenses...................................................     5.31%(3)      3.90%     4.21%   3.85%   4.86%   4.98%
    Net investment loss........................................    (4.49)%(3)    (3.19)%   (3.53)% (3.22)% (4.14)% (4.02)%

Portfolio turnover rate .......................................       24%           47%       27%     57%     42%    112%
Average commission rate (per share of security)(2) ............   $ 0.00        $ 0.0864     N/A     N/A     N/A     N/A


(1) Calculated without sales charge. Sales charges eliminated on August 21, 1995.
(2) Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.
(3)  Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                            CAPSTONE NIKKO JAPAN FUND
                           5847 San Felipe, Suite 4100
                              Houston, Texas 77057
                                 1-800-262-6631

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1997

--------------------------------------------------------------------------------



     TRUSTEES                   OFFICERS
     --------                   --------

     Edward L. Jaroski          Edward L. Jaroski
                                   President-Capstone International Series Trust

     Eugene W. Potter, Jr.      Stanley Kirtman
                                   President-Capstone Nikko Japan Fund

     Bernard J. Vaughan         Linda G. Giuffre
                                   Treasurer

                                Iris R. Clay
                                   Secretary

                                Norma R. Ybarbo
                                   Assistant Secretary



--------------------------------------------------------------------------------



   INVESTMENT ADVISER                            TRANSFER AGENT
   ------------------                            --------------

   Nikko Capital Management (U.S.A.), Inc.       FPS Services, Inc.
   489 Fifth Avenue                              3200 Horizon Drive
   6th Floor                                     P.O. Box 61503
   New York, NY 10017                            King of Prussia, PA  19406-0903
                                                 1-800-845-2340


   ADMINISTRATOR                                 CUSTODIAN
   -------------                                 ---------

   Capstone Asset Management Company             The Bank of Tokyo Trust Company
   5847 San Felipe, Suite 4100                   100 Broadway, 4th Floor
   Houston, TX  77057                            New York, NY 10005
   1-800-262-6631


                         UNDERWRITER
                         -----------

                         Capstone Asset Planning Company
                         5847 San Felipe, Suite 4100
                         Houston, TX  77057
                         1-800-262-6631